SUPPLEMENT DATED JANUARY 4, 2011 TO THE PROSPECTUS OF
MARKET VECTORS ETF TRUST
Dated May 1, 2010

This Supplement updates certain information contained in the above-dated Prospectus for Market Vectors ETF Trust (the “Trust”) regarding Market Vectors Nuclear Energy ETF (the “Fund”), a series of the Trust. You may obtain copies of the Fund’s Prospectus free of charge, upon request, by calling toll-free 1.800.826.2333 or by visiting the Van Eck website at www.vaneck.com.

Effective January 4, 2011, the Fund’s name is changing from “Market Vectors Nuclear Energy ETF” to “Market Vectors Uranium+Nuclear Energy ETF.” Accordingly, effective January 4, 2011, references in the Fund’s Prospectus to “Market Vectors Nuclear Energy ETF” are hereby changed to “Market Vectors Uranium+Nuclear Energy ETF.” The Fund’s investment objective and principal investment strategies will remain the same after the Fund’s name change is effective.

Please retain this supplement for future reference.